UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 24, 2015

Commission File Number	Exact name of registrant as specified in its charter, principal office and address and telephone number	State of incorporation or organization	I.R.S. Employer Identification No.
000-55075	Actavis plc	Ireland	98-1114402
1 Grand Canal Square, Docklands Dublin 2, Ireland (862) 261-7000

333-199019	Warner Chilcott Limited	Bermuda	98-0496358
Cannon’s Court 22 Victoria Street Hamilton HM 12 Bermuda (441) 295-2244

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01.	Entry into a Material Definitive Agreement.

Offering of Ordinary Shares

On February 24, 2015, Actavis plc (the “Company”) entered into an underwriting agreement (the “Ordinary Shares Underwriting Agreement”) with J.P. Morgan Securities LLC, Mizuho Securities USA Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters listed in Schedule 1 thereto (the “Ordinary Shares Underwriters”), to sell an aggregate of 13,194,445 of its ordinary shares, par value $0.0001 per share (the “Ordinary Shares”), to the Ordinary Shares Underwriters at a public offering price of $288.00 per share, pursuant to the Company’s shelf registration statement (the “Registration Statement”) on Form S-3 (Registration No. 333-202168). Pursuant to the Ordinary Shares Underwriting Agreement, the Company granted the Ordinary Shares Underwriters an option to purchase an additional 1,319,444 Ordinary Shares solely to cover overallotments, which was exercised in full on February 25, 2015. The Ordinary Shares Underwriting Agreement contains customary representations, warranties and agreements by the Company and customary conditions to closing, obligations of the parties and termination provisions. A copy of the Ordinary Shares Underwriting Agreement is filed herewith as Exhibit 1.1 and is incorporated by reference herein. The description of the Ordinary Shares Underwriting Agreement in this report is a summary and is qualified in its entirety by the terms of the Ordinary Shares Underwriting Agreement.

Offering of 5.500% Mandatory Convertible Preferred Shares, Series A

In addition, on February 24, 2015, the Company entered into an underwriting agreement (the “Preferred Shares Underwriting Agreement”) with J.P. Morgan Securities LLC, Mizuho Securities USA Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters listed in Schedule 1 thereto (the “Preferred Shares Underwriters”), to sell an aggregate of 4,600,000 shares of its 5.500% Mandatory Convertible Preferred Shares, Series A, par value $0.0001 per share (the “Preferred Shares”), to the Preferred Shares Underwriters at a public offering price of $1,000.00 per share, pursuant to the Registration Statement. Pursuant to the Preferred Shares Underwriting Agreement, the Company granted the Preferred Shares Underwriters an option to purchase an additional 460,000 Preferred Shares solely to cover overallotments, which was exercised in full on February 25, 2015. The Preferred Shares Underwriting Agreement contains customary representations, warranties and agreements by the Company and customary conditions to closing, obligations of the parties and termination provisions. A copy of the Preferred Shares Underwriting Agreement is filed herewith as Exhibit 1.2 and is incorporated by reference herein. The description of the Preferred Shares Underwriting Agreement in this report is a summary and is qualified in its entirety by the terms of the Preferred Shares Underwriting Agreement.

Item 3.03.	Material Modification to Rights of Security Holders.

On February 24, 2015, the Shelf Pricing Committee of the Board of Directors of the Company adopted the Designations (the “Designations”) to establish the preferences, limitations and relative rights of its Preferred Shares. The Designations became effective upon such adoption, and a copy is filed as Exhibit 4.1 hereto, and is incorporated herein by reference.

Subject to certain exceptions, so long as any Preferred Shares remain outstanding, no dividend or distribution shall be declared or paid on the Company’s ordinary shares or any other class or series of junior shares, and none of the Company’s ordinary shares or any other class or series of junior shares shall be purchased, redeemed or otherwise acquired for consideration by the Company or any of the Company’s subsidiaries unless all accumulated and unpaid dividends for all preceding dividend periods have been declared and paid upon, or a sufficient sum of cash or number of the Company’s ordinary shares have been set aside for the payment of such dividends upon, all outstanding Preferred Shares.

Under Irish law, the Company’s board of directors (or an authorized committee) may only declare and pay cash dividends on the Preferred Shares out of the Company’s “distributable reserves.” While as of December 31, 2014 the Company did not have distributable reserves, it has filed a petition with the Irish High Court to confirm the creation of approximately $5.79 billion of distributable reserves by decreasing its share premium account. The Company has undertaken to the Preferred Share Underwriters to use reasonable best efforts to create distributable reserves if the Irish High Court declines its petition. If distributable reserves are not created, the Company may deliver ordinary shares instead of cash to satisfy its obligations under the Preferred Shares.

In addition, upon the Company’s voluntary or involuntary liquidation, winding-up or dissolution, each holder of Preferred Shares will be entitled to receive a liquidation preference in the amount of $1,000.00 per Preferred Share, plus an amount equal to accumulated and unpaid dividends on the Preferred Shares to, but excluding, the date fixed for liquidation, winding-up or dissolution to be paid out of the Company’s assets legally available for distribution to the Company’s shareholders, after satisfaction of liabilities to the Company’s creditors and holders of any senior shares and before any payment or distribution is made to holders of junior shares (including the Company’s ordinary shares).

The terms of the Preferred Shares, including such restrictions, are more fully described in the Designations.

Item 7.01.	Other Events.

On March 2, 2015, the Company issued a press release announcing that it has closed its concurrent offerings of 14,513,889 Ordinary Shares and 5,060,000 Preferred Shares, which includes 1,319,444 Ordinary Shares and 460,000 Preferred Shares issued pursuant to the exercise in full of the over-allotment options granted to the Ordinary Shares Underwriters and the Preferred Shares Underwriters, respectively.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or as otherwise subject to liability of that section, nor shall such information be deemed to be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description of Exhibit

Exhibit 1.1	Underwriting Agreement, dated February 24, 2015, by and among Actavis plc and J.P. Morgan Securities LLC, Mizuho Securities USA Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters listed in Schedule 1 thereto, relating to the Ordinary Shares.

Exhibit 1.2	Underwriting Agreement, dated February 24, 2015, by and among Actavis plc and J.P. Morgan Securities LLC, Mizuho Securities USA Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters listed in Schedule 1 thereto, relating to the Mandatory Convertible Preferred Shares.

Exhibit 4.1	Designations of the Terms of the 5.500% Mandatory Convertible Preferred Shares, Series A.

Exhibit 4.2	Form of Certificate for 5.500% Mandatory Convertible Preferred Shares, Series A (included as Exhibit A to Exhibit 4.1).

Exhibit 5.1	Opinion of Arthur Cox.

Exhibit 23.1	Consent of Arthur Cox (contained in Exhibit 5.1 above).

Exhibit 99.1	Press Release dated March 2, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 2015

ACTAVIS plc

By:	/s/ A. Robert D. Bailey
Name:	A. Robert D. Bailey
Title:	Chief Legal Officer and Corporate Secretary

Warner Chilcott Limited

By:	/s/ A. Robert D. Bailey
Name:	A. Robert D. Bailey
Title:	Corporate Secretary

Exhibit Index

Exhibit	Description of Exhibit

Exhibit 1.1*	Underwriting Agreement, dated February 24, 2015, by and among Actavis plc and J.P. Morgan Securities LLC, Mizuho Securities USA Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters listed in Schedule 1 thereto, relating to the Ordinary Shares.

Exhibit 1.2*	Underwriting Agreement, dated February 24, 2015, by and among Actavis plc and J.P. Morgan Securities LLC, Mizuho Securities USA Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters listed in Schedule 1 thereto, relating to the Mandatory Convertible Preferred Shares.

Exhibit 4.1*	Designations of the Terms of the 5.500% Mandatory Convertible Preferred Shares, Series A.

Exhibit 4.2	Form of Certificate for 5.500% Mandatory Convertible Preferred Shares, Series A (included as Exhibit A to Exhibit 4.1).

Exhibit 5.1*	Opinion of Arthur Cox.

Exhibit 23.1	Consent of Arthur Cox (contained in Exhibit 5.1 above).

Exhibit 99.1*	Press Release dated March 2, 2015.

*	Exhibits filed herewith